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                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 18
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

       This Amendment No. 18 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to (i) add Class R6 Shares to select funds,
(ii) change the names of Invesco Van Kampen Leaders Fund to Invesco Leaders Fund and Invesco Van Kampen U.S. Mortgage Fund to Invesco U.S. Mortgage Fund and (iii) change the name of Class A5 Shares to Class AX Shares, Class C5 Shares to Class CX Shares, Class R5 Shares to Class RX Shares and Institutional Class Shares to Class R5 Shares;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
---------                                        -------------------------
Invesco Balanced-Risk Retirement Now Fund        Class A Shares
                                                 Class AX Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class CX Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class RX Shares
                                                 Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund       Class A Shares
                                                 Class AX Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class CX Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class RX Shares
                                                 Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund       Class A Shares
                                                 Class AX Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class CX Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class RX Shares
                                                 Class Y Shares

Invesco Balanced-Risk Retirement 2040 Fund       Class A Shares
                                                 Class AX Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class CX Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class RX Shares
                                                 Class Y Shares

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Invesco Balanced-Risk Retirement 2050 Fund       Class A Shares
                                                 Class AX Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class CX Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class RX Shares
                                                 Class Y Shares

Invesco Convertible Securities Fund              Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

Invesco Global Quantitative Core Fund            Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

Invesco Growth Allocation Fund                   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class S Shares
                                                 Class Y Shares

Invesco Income Allocation Fund                   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

Invesco International Allocation Fund            Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class Y Shares

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Invesco Mid Cap Core Equity Fund                 Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

Invesco Moderate Allocation Fund                 Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class S Shares
                                                 Class Y Shares

Invesco Conservative Allocation Fund             Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class S Shares
                                                 Class Y Shares

Invesco Small Cap Growth Fund                    Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class S Shares
                                                 Class Y Shares
                                                 Investor Class Shares

Invesco Leaders Fund                             Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco U.S. Mortgage Fund                       Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R5 Shares
                                                 Class Y Shares"